UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2005

Netchoice, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-18296	62-1265486
(State or Other Jurisdiction of Incorporation)	(Commission File number)	(IRS Employer Identification No.)

1350 East Flamingo Road, Suite 688, Las Vegas, Nevada     89119
(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code: (702) 376-3373

Environmental Monitoring & Testing Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company has changed its corporate name to Netchoice, Inc. effective February 3, 2005. The Company filed with the Secretary of State of Delaware an amendment to its Certificate of Incorporation to effect the corporate name change. A copy of the amendment to the Company’s Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.2	Certificate of Amendment to Certificate of Incorporation of Environmental Monitoring & Testing Corporation effective February 3, 2005, amending the corporate name.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Netchoice, Inc.

Date: May 3, 2005         By:_/s/ Dan Lee________________

Name:__Dan Lee______________

Title:____President____________